EXHIBIT 99.3
UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined balance sheet as of June 30, 2011 gives effect to the purchase of certain assets and assumption of certain liabilities of Alteva, LLC (“Alteva”) by Warwick Valley Networks Inc., a wholly owned subsidiary of Warwick Valley Telephone Company (the “Company”) effective August 5, 2011, as if it had occurred on June 30, 2011. The following unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and the six months ended June 30, 2011 give effect to the purchase of Alteva as if it occurred on January 1, 2010. The Company’s condensed combined statement of operations information for the year ended December 31, 2010 was derived from the statement of income included in its Annual Report on Form 10-K for the year ended December 31, 2010. The Company’s condensed statement of operations information for the six months ended June 30, 2011 was derived from its Quarterly Report on Form 10-Q for the six months ended June 30, 2011. Alteva’s statement of operations information for the year ended December 31, 2010 was derived from the audited statement of operations included in Exhibit 99.1 to this Current Report on Form 8-K/A. Alteva’s statement of operations information for the six months ended June 30, 2011 was derived from the unaudited statement of operations included in Exhibit 99.2 of this Form 8-K/A.

The unaudited, pro forma condensed combined statement of operations and condensed combined balance sheet contained herein include adjustments having a continuing impact on the consolidated company as a result of using the acquisition method of accounting for the transaction under Accounting Standards Codification (“ASC”) 805, Business Combinations.  Under the acquisition method of accounting, the total purchase price is allocated to the tangible and intangible assets acquired and liabilities assumed in connection with the purchase, based on their estimated fair values as of the effective date of the purchase. The preliminary allocation of the purchase price was based upon management’s preliminary valuation of tangible and intangible assets acquired and liabilities assumed and such estimates and assumptions are subject to further adjustments as additional information becomes available and as additional analyses are performed.

The unaudited pro forma condensed combined financial information has been prepared by the Company’s management for illustrative purposes only and is not necessarily indicative of the condensed combined financial position or the results of operations in future periods or the results that actually would have been realized had the Company and Alteva been combined during the specified periods. The pro forma adjustments are based upon assumptions that the Company believes are reasonable. The pro forma adjustments are based upon the information available at the time of the preparation of the unaudited pro forma condensed combined financial statements. These statements, including any notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the six months ended June 30, 2011 filed with the Securities and Exchange Commission.

WARWICK VALLEY TELEPHONE COMPANY
Unuadited Pro Forma Condensed Combined Balance Sheet
($ in thousands except share and per share amounts)

	June 30, 2011
	Historical	Historical
	As Reported	As Reported	Pro Forma
Assets	WVT	Alteva	Adjustments		Pro Forma
	(note 1)		(note 2)
Current assets
Cash and cash equivalents	$7,831	$92	$(4,053)	A	$3,870
Short term investments	2,461	-	(2,203)	A	258
Accounts receivable - net	1,957	707	-		2,664
Other accounts receivable	194	-	-		194
Materials and supplies	976	200	-		1,176
Prepaid expenses	705	64	-		769
Prepaid income taxes	1,283	-	-		1,283
Total current assets	15,407	1,063	(6,256)		10,214

Property, plant and equipment, net	26,361	554	-		26,915
Unamortized debt issuance costs	14	-	-		14
Intangible assets, net	199	515	8,367	B	9,081
Investments	6,942	-	-		6,942
Goodwill	-	-	8,388	C	8,388
Other assets	322	108	-		430

Total assets	$49,245	$2,240	$10,499		$61,984

Liabilities and Shareholders' Equity

Current liabilities
Accounts payable	$1,468	$618	$(370)	D	$1,716
Current maturities of long-term debt	1,519	154	(154)	E	1,519
Notes payable	-	-	5,000	F	5,000
Current maturities of capital lease obligations	-	250	(250)	K	-
Advance billing and payments	422	45	-		467
Derivative liability	-	83	(83)	O	-
Customer deposits	54	-	-		54
Deferred income taxes	38	-	-		38
Accrued taxes	365	-	-		365
Pension and postretirement benefit obligations	529	-	-		529
Other accrued expenses	1,367	199	(139)	E	1,427
Total current liabilities	5,762	1,349	4,004		11,115

Long-term debt, net of current maturities	380	289	(289)	E	380
Contingent amounts payable to Alteva, LLC	-	-	3,386	G	3,386
Capital lease obligations, net of current maturities	-	182	(182)	K	-
Deferred income taxes	2,050	-	-		2,050
Convertible debt, net	-	208	(208)	H	-
Pension and postretirement benefit obligations	6,369	-	-		6,369

Total liabilities	14,561	2,028	6,711		23,300

Shareholders' equity
Preferred shares	500	-	-		500
Common stock	62	-	3	J	65
Treasury stock	(6,247)	-	-		(6,247)
Members' equity	-	212	(212)	I	-
Additional paid in capital	5,824	-	3,997	J	9,821
Accumulated other comprehensive loss	(2,583)	-	-		(2,583)
Retained earnings	37,128	-	-		37,128

Total shareholders' equity	34,684	212	3,788		38,684

Total liabilities and shareholders' equity	$49,245	$2,240	$10,499		$61,984

See accompanying notes to the unaudited proforma condensed combined financial statements.

WARWICK VALLEY TELEPHONE COMPANY
Unaudited Pro Forma Condensed Combined Statement of Operations
($ in thousands, except share and per share amounts)

	Historical		Proforma
	Six Months Ended June 30, 2011		Six Months Ended June 30, 2011
			Adjustments
	WVT	Alteva	Alteva		Combined

Operating revenues	$11,989	$3,419	$-		$15,408

Operating expenses
Cost of services and products (exclusive of
depreciation and amortization expense)	6,191	1,182	-		7,373
Selling, general and administrative expenses	7,588	2,411	-		9,999
Depreciation and amortization	2,738	173	(20)	M	2,891
Total operating expenses	16,517	3,766	(20)		20,263
Operating loss	(4,528)	(347)	20		(4,855)

Other income (expense)
Interest income (expense)	59	(119)	(64)	L	(124)
Income from equity method investment	5,416	-	-		5,416
Other income (expense), net	15	-	-		15
Total other income (expense)	5,490	(119)	(64)		5,307
Income (loss) before income taxes	962	(466)	(44)		452

Income taxes	330	-	(173)	N	157
Net income (loss)	632	(466)	129		295

Preferred dividends	13	-	-		13
Income (loss) applicable to common stock	$619	$(466)	$129		$282

Basic earnings (loss) per share	$0.11				$0.05

Diluted earnings (loss) per share	$0.11				$0.05

Weighted average shares of common stock
used to calculate earnings per share
Basic	5,400,822				5,673,301
Diluted	5,424,287				5,696,766

See accompanying notes to the unaudited proforma condensed combined financial statements.

WARWICK VALLEY TELEPHONE COMPANY
Unaudited Pro Forma Condensed Combined Statement of Operations
($ in thousands, except share and per share amounts)

	Historical		Proforma
	For the Year Ended December 31, 2010		For the Year Ended December 31, 2010
			Adjustments
	WVT	Alteva	Alteva		Combined

Operating revenues	$24,426	$5,948	$-		$30,374

Operating expenses
Cost of services and products (exclusive of
depreciation and amortization expense)	11,978	2,508	-		14,486
Selling, general and administrative expenses	13,056	3,141	-		16,197
Depreciation and amortization	5,780	301	(3)	M	6,078
Loss on impairment of fixed assets	2,283	-	-		2,283
Total operating expenses	33,097	5,950	(3)		39,044
Operating loss	(8,671)	(2)	3		(8,670)

Other income (expense)
Interest income (expense)	33	(191)	(150)	L	(308)
Income from equity method investment	12,578	-	-		12,578
Other income (expense), net	261	-	-		261
Total other income (expense)	12,872	(191)	(150)		12,531
Income (loss) before income taxes	4,201	(193)	(147)		3,861

Income taxes	1,349	0	(116)	N	1,233
Net income (loss)	2,852	(193)	(31)		2,628

Preferred dividends	25	-	-		25
Income (loss) applicable to common stock	$2,827	$(193)	$(31)		$2,603

Basic earnings (loss) per share	$0.53				$0.46

Diluted earnings (loss) per share	$0.52				$0.46

Weighted average shares of common stock
used to calculate earnings per share
Basic	5,363,543				5,636,022
Diluted	5,407,994				5,680,473

See accompanying notes to the unaudited proforma condensed combined financial statements.

Warwick Valley Telephone Company
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
($ in thousands, except share and per share amounts)

Note 1:  Basis of Pro Forma Presentation

On August 5, 2011 the Company’s wholly-owned subsidiary Warwick Valley Networks, Inc. (“WVN”) purchased substantially all of the assets and assumed certain of the liabilities of Alteva pursuant to the terms of the asset purchase agreement between WVN and Alteva.  The results of Alteva’s operations have been included in the unaudited pro forma condensed combined financial statements since August 5, 2011. Alteva is a cloud-based Unified Communications solutions provider and enterprise hosted Voip provider.   The Company also expects to reduce costs through economies of scale.

The following unaudited pro forma condensed combined financial information has been prepared by Warwick Valley Telephone Company’s (the “Company”) management and gives pro forma effect to the completion of the acquisition by WVN of certain assets and liabilities of Alteva on August 5, 2011.  The unaudited pro forma condensed combined statement of operations combine the historical combined statement of operations of the Company, and Alteva, giving effect to the acquisition as if it had occurred on January 1, 2010.  The unaudited pro forma condensed combined balance sheet combines the historical combined balance sheets of the Company and Alteva, giving effect to the acquisition as if it had been consummated on June 30, 2011. The Company balance sheet at June 30, 2011 includes the effect of the acquisition of Alteva. You should read this unaudited pro forma information in conjunction with the historical financial statements of the Company included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 filed with the Securities and Exchange Commission on August 9, 2011 and its Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission on March 16, 2011 as well as Alteva’s historical financial statements filed herewith.

The unaudited pro forma condensed combined statements of operations and condensed combined balance sheet contained herein include adjustments having a continuing impact on the consolidated company as a result of using the acquisition method of accounting for the transaction under ASC 805, Business Combinations. Under the acquisition method of accounting, the total purchase price is allocated to the tangible and intangible assets acquired and liabilities assumed in connection with the purchase, based on their estimated fair values as of the effective date of the purchase. The preliminary allocation of the purchase price was based upon management’s preliminary valuation of tangible and intangible assets acquired and liabilities assumed and such estimates and assumptions are subject to further adjustments as additional information becomes available and as additional analyses are performed.  Thus, the final purchase price allocation may differ in material respects from that presented in the unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined statements of operations also include certain acquisition accounting adjustments that are expected to have a continuing impact on the combined results such as increased amortization expense on acquired intangible assets.

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of our consolidated results of operations or financial position that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as a representation of our future consolidated results of operations or financial position. The unaudited pro forma condensed combined financial statements do not reflect any operating efficiencies and associated cost savings that the Company may achieve with respect to the combined companies.

Warwick Valley Telephone Company
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
($ in thousands, except share and per share amounts)

The purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair values on the acquisition date. The excess of the purchase consideration over the fair value of the net assets acquired has been allocated to goodwill. The preliminary purchase price allocation may be adjusted after obtaining more information regarding, among other things, asset valuations, liabilities assumed, valuations of the lock-up and put agreement, entered into with the members of Alteva regarding the 272,479 shares of the Company’s common stock issued to such members of Alteva revisions of preliminary estimates and finalization of the working capital adjustment. The purchase price allocation will be finalized in the near future. The final purchase price allocation and its effect on results of operations may differ significantly from the amounts included herein. The Company is in the process of obtaining valuations of the assets acquired; liabilities assumed and obligations under the lock-up and put agreement entered into with the members of Alteva thus, the allocation of the purchase price is subject to adjustment.

Note 2: Pro Forma Adjustments

The accompanying unaudited pro forma condensed combined financial statements have been prepared as if the acquisition was completed on June 30, 2011 for balance sheet purposes and January 1, 2010 for statements of operations purposes and reflects the following pro forma adjustments;

(A)	Adjustment to record cash used for asset purchase of Alteva, LLC (“Alteva”).
(B)	Adjustment to record the preliminary valuation of identified intangible assets of $8,367 with a useful life of 7.0 years; annual amortization of $1,195.
(C)	Adjustment to record the preliminary valuation of goodwill of $8,388 to be recorded as a result of Alteva acquisition
(D)	Adjustment to remove accounts payable not assumed.
(E)	Adjustment to remove certain liabilities not assumed.
(F)	Adjustment to record $5,000 loan payable to CoBank.
(G)	Adjustment to record the $2,000 earn-out and $1,386 working capital payable in accordance to the asset purchase agreement among Alteva, WVN and the Company.
(H)	Adjustment to remove convertible debt not assumed.
(I)	Adjustment to remove the members’ equity account of Alteva.
(J)
Adjustment to record issuance of 272,479 shares of the Company’s common stock, issued to Alteva’s members pursuant to the asset purchase agreement among Alteva, WVN and the Company.  This assumes the Company received regulatory approval to issue such shares to Alteva.

(K)	Payments made at closing to payoff the Alteva capital leases.
(L)	Adjustment to remove interest associated with Alteva debt not assumed and record interest associated with acquisition funding.
(M)	Adjustment to remove amortization associated with Alteva debt discount not assumed.
(N)	To adjust the tax provision to include the effect of Alteva operations.
(O)	Adjustment to remove the derivative liability not assumed.
(P)
To adjust the denominator for pro forma basic and diluted earnings per share reflect the issuance of the Company’s common stock related to the acquisition of Alteva as if the shares had been outstanding throughout the period presented.

Note 3: Earnings Per Share

The Company’s basic and diluted pro forma earnings per share was calculated based on the unaudited pro forma condensed combined net income (loss) and the weighted average number of shares outstanding during the reporting period.  The combined Company’s financial statements are prepared as if the transiaction has been completed at the beginning fo the period.